UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 17, 2006

Date of Report (Date of Earliest Event Reported)

Yahoo! Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28018	77-0398689
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

701 First Ave.

Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(408) 349-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 17, 2006, the Board of Directors of Yahoo! Inc. (the “Company”), in connection with certain amendments to Company’s amended and restated bylaws, as discussed under Item 5.03 below, approved a new form of indemnification agreement attached as Exhibit 10.1 hereto (the “Amended Indemnification Agreement”).  In addition, the Board authorized the Company to enter into the Amended Indemnification Agreements with each of its directors and executive officers to replace the indemnification agreements currently in effect between the Company and each such director and executive officer.

The Amended Indemnification Agreement provides, among other things, that, subject to the procedures set forth in the Amended Indemnification Agreement: (i) the Company will indemnify the Indemnitee (as defined in the Amended Indemnification Agreement) to the fullest extent permitted by law in the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim (as defined in the Amended Indemnification Agreement) by reason of (or arising in part out of) an Indemnifiable Event (as defined in the Amended Indemnification Agreement); (ii) if requested by Indemnitee, and subject to certain exceptions, the Company will advance Expenses (as defined in the Indemnification Agreement) to the Indemnitee; (iii) if there is a Change of Control (as defined in the Amended Indemnification Agreement), the Company will seek the advice of independent legal counsel with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and advances under the Amended Indemnification Agreement or any provision of the Company’s charter or bylaws; (iv) the rights of the Indemnitee under the Amended Indemnification Agreement are in addition to any other rights the Indemnitee may have under the Company’s charter or bylaws or the Delaware General Corporation Law or otherwise; and (v) to the extent the Company maintains an insurance policy or policies providing directors’ and officers’ liability insurance, the Indemnitee will be covered to the maximum extent of the coverage available for any Company director or officer.  In addition, the Amended Indemnification Agreement establishes guidelines as to the defense and settlement of claims by the parties, the relevant burden of proof, reliance as a safe harbor, the period of limitations and security.

The foregoing summary of the Amended Indemnification Agreement is qualified in its entirety by reference to the full text of the Amended Indemnification Agreement attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.03               AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

(a)  Amendment to Bylaws.

On March 17, 2006, the Board of Directors of Yahoo! Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws (the “Bylaws” and as amended and restated, the “Amended Bylaws”).

The Amended Bylaws deleted Section 3.12 (Approval of Loans to Officers), Section 7.3 (Annual Statement of Stockholders) and Section 8.12 (Registered Stockholders) of

the prior Bylaws.  These provisions were deleted because they were no longer applicable or believed to be necessary.

The Amended Bylaws also added a number of provisions, including Section 2.14 (List of Stockholders Entitled to Vote), Section 2.15 (Stock Ledger), Section 2.16 (Inspectors of Election), Section 3.14 (Interested Directors) and Section 8.12 (Transfer Agent). These provisions are designed, among other things, to facilitate conduct of stockholder meetings and lawful board actions.

The Amended Bylaws also modified a number of provisions of the prior Bylaws, including Section 2.1 (Place of Meetings), Section 2.2 (Annual Meeting), Section 2.3 (Special Meeting), Section 2.4 (Notice of Stockholder Meetings; Affidavit of Notice), Section 2.5 (Advance Notice of Stockholder Nominees), Section 2.6 (Advance Notice Provision for Proposing Business at the Annual Meeting), Section 2.7 (Quorum), Section 2.8 (Adjourned Meeting; Notice), Section 2.9 (Conduct of Business), Section 2.10 (Voting), Section 2.11 (Waiver of Notice) and Section 2.13 (Proxies).  These provisions were modified to, among other things, facilitate orderly stockholder meetings, including, if desired, by electronic means.  In this regard, the Amended Bylaws now require that a stockholder of the Company seeking to make director nominations or to propose any other business at an annual meeting of the Company’s stockholders give notice to the Secretary of the Company at least 90 days and not more than 120 days prior to the anniversary date of the prior year’s annual meeting of stockholders.

In addition, the Amended Bylaws modified a number of provisions relating to the appointment, authority, duties and conduct of directors and officers, including Section 3.1 (Powers), Section 3.2 (Number of Directors), Section 3.3 (Election, Qualification and Term of Office of Directors), Section 3.4 (Resignation and Vacancies), Section 3.5 (Place of Meetings; Meetings by Telephone or Remote Communication), Section 3.6 (Regular Meetings), Section 3.7 (Special Meetings; Notice), Section 3.10 (Board Action by Written Consent without a Meeting), Section 3.11 (Fees and Compensation of Directors), Section 3.12 (Removal of Directors), Section 4.1 (Committees of Directors), Section 5.1 (Officers), Section 5.2 (Appointment of Officers), Section 5.3 (Subordinate Officers), Section 5.4 (Removal and Resignation of Officers), Section 5.5 (Vacancies in Offices), Section 5.6 (Chief Executive Officer), Section 5.9 (Secretary) and Section 5.12 (Authority and Duties of Officers).

The Amended Bylaws also modified Article VI (Indemnification of Directors, Officers, Employees and other Agents) to update the Company’s obligations with respect to indemnification of its directors, officers, employees and agents to reflect current practices.  As well, provisions such as Section 1.1 (Registered Office), Section 7.1 (Maintenance and Inspection of Records), Section 8.3 (Share Certificates and Uncertificated Shares), Section 8.4 (Special Designation on Certificates), Section 8.5 (Lost Certificates), Section 8.7 (Dividends) and Section 8.10 (Transfer of Stock) were modified. These changes were designed, among other things, to update the Company’s registered office in the State of Delaware, permit the Company to issue uncertificated shares and facilitate the maintenance of orderly books and records by the Company.  In addition, Article IX (Amendments) was modified to make clear that, subject to the provisions of the Company’s certificate of incorporation, the Amended Bylaws may be amended upon approval by a majority of the Company’s capital stock or by a majority of the entire board.

The descriptions of the changes and the new provisions of the Amended Bylaws contained in this report are qualified in their entirety by reference to the full text of the prior Bylaws, a copy of which was filed with the Commission on March 5, 2002 as Exhibit 4.9 to the Company’s Registration Statement on Form S-8 and incorporated herein by reference, and the new Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Yahoo! Inc.
10.1	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.

/s/ Michael J. Callahan
	By:	Michael J. Callahan
Senior Vice President, General Counsel and Secretary
Date: March 22, 2006

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Yahoo! Inc.
10.1	Form of Indemnification Agreement